PROSPECTUS SUPPLEMENT                                        77764  10/01
dated October 25, 2001 to:

Putnam Emerging Markets Fund (the "fund")
Class Y shares
Prospectus dated March 30, 2001

The section entitled "FEES AND EXPENSES", on page 4 is replaced with the following:

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund's last fiscal year.

Shareholder Fees (fees paid directly from your investment)
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                                                              Class Y
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Maximum Sales Charge (Load)                                     NONE

Maximum Deferred Sales Charge (Load)                            NONE

Redemption Fee*
(as a percentage of total redemption
proceeds)                                                      1.00%
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Annual Fund Operating Expenses
(expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                                           Total Annual
             Management      Other        Fund Operating
               Fees         Expenses         Expenses
-------------------------------------------------------------------------------
Class Y       1.00%          0.65%            1.65%
-------------------------------------------------------------------------------

* The redemption fee may apply to shares that are held less than 90 days.

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Also, in the section entitled "How do I sell fund shares", the following paragraph is inserted after the last paragraph:

The fund will impose a redemption fee of 1.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for less than 90 days. The redemption fee is paid directly to the fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee may not apply in certain circumstances, such as redemptions on certain omnibus accounts, including 401(k) plans, and in the event of shareholder death or disability. Please see the Statement of Additional Information for details.

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Also, in the section entitled "How do exchange fund shares?", the second paragraph will be replaced by the following:

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and otherwise to promote the best interests of the fund, the fund imposes a redemption fee of 1.00% of the total exchange amount (calculated at market value) on exchanges of shares held less than 90 days. The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds. Consult Putnam Investor Services before requesting an exchange.